UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 17, 2018

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code

(858) 550-1900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On January 17, 2018, Evofem Biosciences, Inc., formerly known as Neothetics, Inc. (the Company), completed its Merger (described below) with Evofem Biosciences Operations, Inc., formerly known as Evofem Biosciences, Inc. (Evofem Operations), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of October 17, 2017, by and among the Company, Nobelli Merger Sub, Inc. (Merger Sub), and Evofem Operations (the Merger Agreement), pursuant to which Merger Sub merged with and into Evofem Operations, with Evofem Operations surviving as a wholly owned subsidiary of the Company (the Merger). On January 17, 2018, in connection with and prior to the completion of the Merger, the Company filed a certificate of amendment to its amended and restated certificate of incorporation to affect a 6:1 reverse stock split of its common stock (the Reverse Stock Split) and to change the Company’s name from “Neothetics, Inc.” to “Evofem Biosciences, Inc.” The name change and the Reverse Stock Split were both affected on January 17, 2018. Shares of the Company’s common stock commenced trading on The Nasdaq Capital Market under the ticker symbol “EVFM” as of market open on January 18, 2018.

On January 17, 2018, the Company filed a Current Report on Form 8-K (the Original Form 8-K) reporting, among other items, the consummation of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited consolidated financial statements of Evofem Operations as of and for the years ended December 31, 2017 and 2016, and (ii) the unaudited pro forma condensed combined statements of income for the year ended December 31, 2017, and unaudited pro forma condensed combined balance sheet as of December 31, 2017, as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Evofem Operations as of and for the years ended December 31, 2017 and 2016 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of comprehensive loss for the year ended December 31, 2017, and unaudited pro forma condensed combined balance sheet as of December 31, 2017, each giving effect to the Merger, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Evofem Biosciences Operations, Inc. as of and for the years ended December 31, 2017 and 2016

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and Evofem Biosciences Operations, Inc. as of and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: February 28, 2018	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer